UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 23, 2013

Wells Mid-Horizon Value-Added Fund I, LLC
(Exact Name of Registrant as Specified in Charter)

Georgia	000-53626	20-3192853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Changes in Officers of Wells Investment Management Company, LLC
On September 23, 2013, the board of directors of Wells Investment Management Company, LLC ("WIM"), the manager of Wells Mid-Horizon Value-Added Fund I, LLC (the "Registrant"), accepted Patricia T. Morris' resignation as President of WIM and appointed F. Parker Hudson, Jr. to serve as President of WIM effective immediately. The Registrant has no officers and directors; it operates under the direction of the board of directors of WIM, its manager, and relies on WIM's officers to perform officer functions for it. Ms. Morris did not have any disagreements with WIM or the Registrant on any matters related to the operations, policies or practices.

In addition to serving as President of WIM, F. Parker Hudson, Jr. is Vice President of Dispositions and Portfolio Management for Wells Real Estate Funds, Inc. ("WREF"), a position he has held since 2003. WREF owns and controls WIM, and is an affiliate of the Registrant. As Vice President of Dispositions and Portfolio Management, Mr. Hudson oversees the real estate dispositions for various investment products sponsored by WREF. Mr. Hudson has served as a director of WIM since September 11, 2013 and from September 2005 through August 2012. Since 2007, Mr. Hudson has also served as the portfolio manager for the Wells Section 1031 program. Mr. Hudson has 40 years of experience in commercial real estate brokerage, asset management, consulting, and development. Prior to joining Wells in 2003, Mr. Hudson served as Vice President of Investment Sales for Carter & Associates, where he served as an investment broker specializing in office, industrial, and apartment sales. Prior to that, he led a firm that provided commercial real estate services in Russia. Mr. Hudson received Bachelor of Economics and History degrees from the University of North Carolina and a Master of Economics degree from the London School of Economics as a Marshall Scholar. Mr. Hudson is a Certified Commercial Investment Member (CCIM) and a former senior instructor for the program.

Distribution Declaration
On September 23, 2013, the board of directors of WIM, the manager of the Registrant, declared a distribution of $5,000,000 to investors of record as of September 30, 2013. Such distribution is expected to be paid in the fourth quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC (Registrant)

	By:	WELLS INVESTMENT MANAGEMENT COMPANY, LLC (Manager)

September 24, 2013		/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams Senior Vice President, Secretary and Treasurer of Wells Investment Management Company, LLC